                                                                 EXHIBIT 10.6


==============================================================================




                                 LOAN AGREEMENT


                           dated as of April 30, 1997

                                     among

                        CREDIT SUISSE LEASING 92A, L.P.,
                                  as Borrower,


                         GREENWICH FUNDING CORPORATION,
                                 as CP Lender,


                    THE PERSONS NAMED ON SCHEDULE I HERETO,
                             as Eurodollar Lenders


                                      and


                          CREDIT SUISSE FIRST BOSTON,
                      acting through its New York Branch,
                                    as Agent



______________________________________________________________________________



                          Revolving Commercial Paper,
                    Eurodollar Credit and Base Rate Program



==============================================================================

                               TABLE OF CONTENTS

                                                                                                                            PAGE
SECTION 1.                DEFINITIONS; INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.                AMOUNT AND TERMS OF LENDERS' COMMITMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 2.1              CP Loan Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 2.2              Eurodollar Loans and Eurodollar Lender Commitments  . . . . . . . . . . . . . . . . . . .   4
         SECTION 2.3              Interest Payment Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.4              Notations on Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 2.5              Procedure for Borrowing, Continuation or Ownership Interest Conversion  . . . . . . . . .  10
         SECTION 2.6              Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 2.7              Computation of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 2.8              Pro Rata Treatment and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 3.                CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

SECTION 4.                COVENANTS AND LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 4.1              Borrower Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 4.2              Non-Recourse Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION 5.                DISTRIBUTIONS OF PAYMENTS AND COLLATERAL PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 5.1              [RESERVED]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 5.2              Basic Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 5.3              Purchase Payments by Lessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         SECTION 5.4              AMAT Recourse Amounts Payment by Lessee . . . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 5.5              Sales Proceeds and Other Payments from Remarketing of Leased Properties . . . . . . . . .  19
         SECTION 5.6              Other Prepayment Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 5.7              Supplemental Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 5.8              Excepted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 5.9              Distribution of Payments after Loan Event of Default  . . . . . . . . . . . . . . . . . .  21
         SECTION 5.10             Other Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         SECTION 5.11.            Casualty and Condemnation Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         SECTION 5.12             Order of Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         SECTION 5.13             Distribution of Advance for Prepayment of Outstanding Loans . . . . . . . . . . . . . . .  23
         SECTION 5.14             Proceeds of Pledge Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 6.                LOAN EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         SECTION 6.1              Loan Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         SECTION 6.2              Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 7.                MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 7.1              Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 7.2              Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         SECTION 7.3              No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 7.4              Survival of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 7.5              Successors and Assigns; Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 7.6              Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 7.7              Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 7.8              Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 7.9              Intention . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 7.10             GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         SECTION 7.11             Prohibited Proceeding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         SECTION 7.12             Source of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30


Schedule I -     Eurodollar Lenders

Exhibit A-CE -            Form of Tranche A CP Equipment Note
Exhibit A-CS -            Form of Tranche A CP Site Note
Exhibit A-EE -            Form of Tranche A Eurodollar Equipment Note
Exhibit A-ES -            Form of Tranche A Eurodollar Site Note
Exhibit B-CE -            Form of Tranche B CP Equipment Note
Exhibit B-CS -            Form of Tranche B CP Site Note
Exhibit B-EE -            Form of Tranche B Eurodollar Equipment Note
Exhibit B-ES -            Form of Tranche B Eurodollar Site Note

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT, dated as of April 30, 1997, is entered into by and among CREDIT SUISSE LEASING 92A, L.P., as Borrower (the "Borrower"), GREENWICH FUNDING CORPORATION, as CP Lender (the "CP Lender"), the Persons named on Schedule I to this Loan Agreement, as Eurodollar Lenders (the "Eurodollar Lenders"), and CREDIT SUISSE FIRST BOSTON, acting through its New York Branch, as Agent (the "Agent").

         The parties hereto hereby agree as follows:


                                   SECTION 1.

                          DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement, dated as of April 30, 1997, among Applied Materials, Inc., as Lessee and Construction Agent (the "Lessee"), Borrower, CP Lender, Eurodollar Lenders and Agent (the "Participation Agreement"), for all purposes hereof; and the rules of interpretation set forth in such Appendix 1 shall apply to this Loan Agreement.


                                   SECTION 2.

                    AMOUNT AND TERMS OF LENDERS' COMMITMENTS

         SECTION 2.1      CP Loan Facility.

                 (a) CP Loan Availability. Subject to the terms and conditions hereof and of the Participation Agreement, CP Lender may, in its sole discretion, issue Commercial Paper and, from the proceeds thereof, make CP Loans to Borrower from time to time on a revolving basis during the Commitment Period for the purpose of enabling Borrower to Fund Site Advances, Construction Advances (including Interest Payment Loans), Equipment Advances or Refinancing Advances, as contemplated in the Participation Agreement. Each such CP Loan shall be equal to the lesser of (i) the aggregate amount of borrowing requested by Borrower to be made on such date as a CP Loan and (ii) the net proceeds of the issuance of Commercial Paper received by CP Lender on such date; provided, however, that notwithstanding any other provision hereof or of the Participation Agreement or the Capital Asset Purchase Agreement and in addition to the limitations set forth in Section 3.10 of the Participation Agreement, CP Lender shall not make available to Borrower and neither Borrower nor Agent shall request any CP Loan if the amount of the proposed CP Loan exceeds the aggregate Available Eurodollar Lender Commitments; provided further that advancing funds to refinance an outstanding Eurodollar Loan, to the extent used for such purpose, shall not be counted against such Available Eurodollar Lender Commitments. During the Commitment Period, Borrower may borrow from CP Lender, prepay the CP Loans in whole or in part, and reborrow, all in accordance with the terms and conditions hereof and of the Participation Agreement and the Capital Asset Purchase Agreement.

                 (b) CP Loan Tranches. Each CP Loan funded by CP Lender on an Advance Date shall be deemed to consist of a "Tranche A CP Loan" in an original principal amount equal to the Tranche A Percentage times the principal amount of such CP Loan and a "Tranche B CP Loan" in an original principal amount equal to the Tranche B Percentage times the principal amount of such CP Loan.

                 (c) Issuance of Notes to CP Lender. On the Document Closing Date, Borrower shall issue to Agent, on behalf of CP Lender, two Site Notes (a "Tranche A CP Site Note" substantially in the form of Exhibit A-CS and a "Tranche B CP Site Note" substantially in the form of Exhibit B-CS). Each such CP Site Note shall be in a maximum principal amount equal to the Tranche A Site Percentage, in the case of the Tranche A CP Site Note, and the Tranche B Site Percentage, in the case of the Tranche B CP Site Note, of the aggregate Participants' Commitments. On the Document Closing Date, Borrower shall issue to Agent, on behalf of CP Lender, two Equipment Notes (a "Tranche A CP Equipment Note" in substantially the form of Exhibit A-CE and a "Tranche B CP Equipment Note" in substantially the form of Exhibit B-CE). Each such CP Equipment Note shall be in a maximum principal amount equal to the Tranche A Equipment Percentage, in the case of the Tranche A CP Equipment Note, and the Tranche B Equipment Percentage, in the case of the Tranche B CP Equipment Note, of $10,000,000. Each Note issued to Agent, on behalf of CP Lender, shall (i) be dated as of the Document Closing Date, (ii) be stated to mature on the Maturity Date, (iii) provide for the payment of interest in accordance with
Section 2.1(d) and (iv) shall include a grid for purposes of recording the information specified in Section 2.4. The CP Site Notes shall provide that no principal amortization shall be required prior to the Maturity Date, except as provided for at Section 2.6(c). Each CP Equipment Note shall provide for ratable payments of principal on each Quarterly Payment Date in the amount equal to the product of (A) the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements and (B) the Tranche A Percentage, in the case of the Tranche A CP Equipment Note, and the Tranche B Percentage, in the case of the Tranche B CP Equipment Note.

                 (d) Interest Rate and Payment Dates. (i) Each outstanding CP Loan shall bear interest for each day during each Interest Period at the applicable CP Rate.

                          (ii)    If all or a portion of the principal amount
of any CP Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the sum of (x) the rate necessary for CP Lender to pay when due the Interest Component on the outstanding Commercial Paper plus
(y) the Overdue Rate.

                          (iii) Interest accruing on each CP Loan shall be
payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment or conversion (on the amount prepaid or converted), and at maturity (whether by acceleration, demand or otherwise), in an amount necessary to repay the Interest Component of all Commercial Paper maturing on such date. Notwithstanding the foregoing, interest accruing pursuant to clause (ii) of this Section 2.1(d) shall be payable from time to time on demand and each prepayment of a CP Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

                 (e) Extension of Maturity Date. The Maturity Date with respect to the CP Loans shall be deemed to be automatically extended for the same term as any extension of the term of the Purchase Commitments pursuant to the Capital Asset Purchase Agreement and the extension of the Maturity Date with respect to the CP Loans shall become effective as of the date on which the extension of the Purchase Commitments is effective.

                 (f) Special Prepayment Anniversary Funding. On the Special Prepayment Anniversary Date, CP Lender may, in its sole discretion (i) issue sufficient face amounts of Commercial Paper (taking into account Commercial Paper maturing on such date) so that it will have sufficient funds to loan to Borrower $10,000 and (ii) loan to Borrower $10,000 as an additional Funding on the outstanding Tranche B CP Loan; provided that CP Lender shall fund such Tranche B CP Loan only to the extent that it shall have received net proceeds of the issuance of Commercial Paper on such date (after repaying maturing Commercial Paper on such date). In any event, the principal amount of such Tranche B CP Loan, together with the outstanding principal amount of all Tranche A CP Loans and Eurodollar Loans, may not exceed the aggregate Eurodollar Lenders' Commitments.

         SECTION 2.2      Eurodollar Loans and Eurodollar Lender Commitments.

                 (a) Eurodollar Loan Commitments. (i) Subject to the terms and conditions hereof and of the Participation Agreement and the limitations set forth in clause (v) below and Section 3.10 of the Participation Agreement, each Eurodollar Lender severally agrees to make Eurodollar Loans to Borrower from time to time on a revolving basis during the Commitment Period for the purpose of enabling Borrower to Fund Site Advances, Construction Advances (including Interest Payment Loans), Equipment Advances and Refinancing Advances, as contemplated in the Participation Agreement.

                 (ii) Subject to the terms and conditions hereof and of the Participation Agreement and the limitations set forth in clause (v) below and in Section 3.10 of the Participation Agreement, each Eurodollar Lender severally agrees, on each Advance Date (including any Refinancing Date) that CP Lender does not make a requested CP Loan to Borrower pursuant to Section 2.1, to make a Eurodollar Loan to Borrower pursuant to Section 2.5(b) in an amount equal to the aggregate amount of borrowing requested by Borrower to be made on such date.

                 (iii) Subject to the terms and conditions hereof and of the Participation Agreement and the limitations set forth in clause (v) below and in Section 3.10 of the Participation Agreement, each Eurodollar Lender severally agrees, on each Advance Date (including any Refinancing Date) for which CP Loans are requested by Borrower pursuant to Section 2.1 and the proceeds from the issuance by CP Lender of Commercial Paper does not equal the borrowing requested by Borrower, to make a Eurodollar Loan to Borrower pursuant to Section 2.5(b) in an amount equal to the difference between the aggregate amount of borrowing requested by Borrower to be made on such date and the proceeds from the issuance by CP Lender of such Commercial Paper.

                 (iv) Subject to the terms and conditions hereof and of the Participation Agreement and the limitations set forth in clause (v) below and in Section 3.10 of the Participation Agreement, each Eurodollar Lender severally agrees, that on each Ownership Interest Conversion Date, the Ownership Interest of such Eurodollar Lender shall automatically and without further act be deemed to have been converted to, and shall become, a Eurodollar Loan as provided in Section 2.5(d).

                 (v) Notwithstanding any other provision hereof and of the Participation Agreement and the Capital Asset Purchase Agreement, each Eurodollar Lender's obligations to Fund Eurodollar Loans is subject to the limitations set forth at Sections 3.8(a) and 3.10 of the Participation Agreement. During the Commitment Period Borrower may use the Commitments of Eurodollar Lenders by borrowing, prepaying the Eurodollar Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof and of the Participation Agreement. Eurodollar Loans shall be made by each Eurodollar Lender at its Eurodollar Office.

                 (b) Eurodollar Loan Tranches. Each Eurodollar Loan funded by a Eurodollar Lender on an Advance Date shall be deemed to consist of a "Tranche A Eurodollar Loan" in an original principal amount equal to the Tranche A Percentage times the principal amount of such Eurodollar Loan and a "Tranche B Eurodollar Loan" in an original principal amount equal to the Tranche B Percentage times the principal amount of such Eurodollar Loan.

                 (c) Issuance of Notes to Eurodollar Lenders. On the Document Closing Date, Borrower shall issue to Agent, on behalf of the Eurodollar Lenders, two Site Notes (a "Tranche A Eurodollar Site Note" substantially in the form of Exhibit A-ES and a "Tranche B Eurodollar Site Note" substantially in the form of Exhibit B-ES). Each such Eurodollar Site Note shall be in a maximum principal amount equal to the Tranche A Site Percentage, in the case of the Tranche A Eurodollar Site Note, and the Tranche B Site Percentage, in the case of the Tranche B Eurodollar Site Note, of aggregate Participants' Commitments. On the Document Closing Date, Borrower shall issue to Agent, on behalf of the Eurodollar Lenders, two Equipment Notes (a "Tranche A Eurodollar Equipment Note" in substantially the form of Exhibit A-EE and a "Tranche B Eurodollar Equipment Note" in substantially the form of Exhibit B-EE). Each such Eurodollar Equipment Note shall be in a maximum principal amount equal to the Tranche A Equipment Percentage, in the case of the Tranche A Eurodollar Equipment Note, and the Tranche B Equipment Percentage, in the case of the Tranche B Eurodollar Equipment Note of $10,000,000. Each Note issued to Agent, on behalf of the Eurodollar Lenders, shall (i) be dated as of the Document Closing Date, (ii) be stated to mature on the Maturity Date, (iii) provide for the payment of interest in accordance with
Section 2.2(d) and (iv) shall include a grid for purposes of recording the information specified in Section 2.4. The Eurodollar Site Notes shall provide that no principal amortization shall be required prior to the Maturity Date, except as provided for at Section 2.6(c). Each Eurodollar Equipment Note shall provide for payments of principal on each Quarterly Payment Date in the amount equal to the product of the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements multiplied by the Tranche A Percentage, in the case of the Tranche A Eurodollar Equipment Note, and the Tranche B Percentage, in the case of the Tranche B Eurodollar Equipment Note.

                 (d) Interest Rates and Payment Dates. (i) Each outstanding Eurodollar Loan shall bear interest for each day during each Interest Period at a rate per annum equal to either the Eurodollar Lender Rate or the Base Rate, as applicable, determined for such Interest Period.

                          (ii)    If all or a portion of the principal amount
of any Eurodollar Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

                          (iii) Interest accruing on each Eurodollar Loan shall
be payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment or conversion (on the amount prepaid or converted), and at maturity (whether by acceleration, demand or otherwise). Notwithstanding the foregoing, interest accruing pursuant to paragraph (ii) of this Section 2.2(d)(iii) shall be payable from time to time on demand and each prepayment of Eurodollar Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

                 (e) Extension of Eurodollar Lenders' Commitments. (i) Lessee on behalf of Borrower may, by written request to Agent and each Eurodollar Lender given not earlier than 180 days and not later than 90 days prior to each anniversary of the Document Closing Date, beginning with the first anniversary, and in no event more than once during each Loan Year, request (an "Extension Request") that the Maturity Date be extended to the date that is five years after such anniversary of the Document Closing Date. No later than the date (the "Extension Response Date") which is 45 days after such request has been delivered to Agent and each Eurodollar Lender, each Eurodollar Lender will notify Borrower in writing (with a copy to Agent) whether or not it consents to such Extension Request (which consent may be granted or denied by each Eurodollar Lender in its sole and absolute discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by each Eurodollar Lender), provided that any Eurodollar Lender that fails to so advise Borrower on or prior to the Extension Response Date shall be deemed to have denied such Extension Request. The extension of the Maturity Date contemplated by any Extension Request shall become effective as of the first date (the "Extension Effective Date" with respect to such extension) on or after the Extension Response Date on which all of the following conditions have been satisfied:

                 (A) on both the date of the Extension Request and the Extension Effective Date, (w) each of the representations and warranties made by Borrower in or pursuant to the Loan Documents and the Participation Agreement and by Lessee in or pursuant to the Participation Agreement shall be true and correct in all material respects as if made on and as of each such date, except that any such representation or warranty which was expressly made only as of a specified date was true only as of such date, (x) no Loan Default or Loan Event of Default shall have occurred and be continuing, (y) on each of such dates Lessee shall be deemed to have represented and warranted as to the matters set forth in clauses (w) and (x), and (z) on each of such dates Agent shall have received a certificate of Borrower as to the matters relating to Borrower set forth in clauses
         (w) and (x);

                 (B) Eurodollar Lenders holding at least 51% of the aggregate Eurodollar Loans outstanding at such time (or, if no Eurodollar Loans are outstanding at such time, Eurodollar Lenders having at least 51% of the aggregate Commitments of all Eurodollar Lenders at such time) shall have consented to such Extension Request in each such Eurodollar Lender's sole and absolute discretion;

                 (C) provided Lessee has obtained the consent described in subparagraph (B), all Eurodollar Lenders who do not consent to or deny such Extension Request (each a "Non-Consenting Eurodollar Lender") (1) shall have been replaced by Replacement Lenders in accordance with subsection (ii) of this Section 2.2(e) or (2) shall have had their outstanding Eurodollar Loans prepaid and, whether or not they have any Eurodollar Loans outstanding, have their Purchase Commitment under the Capital Asset Purchase Agreement terminated, such prepayment and termination to be made in accordance with subsection (iii) of this
         Section 2.2(e); and

                 (D) Excluding the initial Loan Year, Borrower shall have been granted an Extension Effective Date during the Loan Year immediately preceding the Loan Year in which the Extension Request is made.

                          (ii)    For purposes of Section 2.2(e)(i)(C),
Borrower shall be permitted to replace any Non- Consenting Eurodollar Lender with a replacement bank or other financial institution (a "Replacement Lender") at any time on or prior to the date which is 180 days after the relevant Extension Response Date; provided that (1) such replacement does not conflict with any Applicable Laws and Regulations, (2) the Replacement Lender shall purchase, at par, all Eurodollar Loans and other amounts owing to such Non-Consenting Eurodollar Lender on or prior to the date of replacement, (3) the Lessee shall be liable to such Non-Consenting Eurodollar Lender under
Section 11.6 of the

Participation Agreement if any Eurodollar Loan owing to such Non-Consenting Eurodollar Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (4) the Replacement Lender, if not already a Eurodollar Lender, shall be reasonably satisfactory to the Agent and Lessee, (5) such replacement shall be made in accordance with the provisions of
Section 10.4 of the Participation Agreement (provided that Lessee or the relevant Replacement Lender shall be obligated to pay the Transaction Expenses arising in connection therewith), and (6) the Replacement Lender shall have agreed to be subject to all of the terms and conditions of this Loan Agreement (including the extension of the Maturity Date contemplated by the relevant Extension Request), the Participation Agreement and the other Operative Documents and shall have expressly assumed the obligations of such Non-Consenting Eurodollar Lender with respect to such Non-Consenting Eurodollar Lender's pro rata Purchase Commitment under the Capital Asset Purchase Agreement as it relates to outstanding CP Loans. Agent hereby agrees to cooperate with Borrower in Borrower's efforts to arrange one or more Replacement Lenders as contemplated by this Section 2.2(e)(ii).

                          (iii)   For purposes of Section 2.2(e)(i)(C), Lessee
may, on behalf of Borrower, repay the outstanding Eurodollar Loans of each Non-Consenting Eurodollar Lender and all other amounts owing under the Operative Documents to such Non-Consenting Eurodollar Lender at any time on or prior to the date which is 180 days after the relevant Extension Response Date; provided that (1) Borrower, to the extent of amounts received from Lessee, shall repay all outstanding principal and accrued and unpaid interest on such Non-Consenting Eurodollar Lender's Eurodollar Loans and all other amounts owing under the Operative Documents to such Non-Consenting Eurodollar Lender on or prior to the date of such repayment, (2) the Lessee shall be liable to such Non-Consenting Eurodollar Lender under Section 11.6 of the Participation Agreement if any Eurodollar Loan owing to such Non-Consenting Eurodollar Lender shall be prepaid other than on the last day of the Interest Period relating thereto, (3) Lessee shall be obligated to pay the Transaction Expenses arising in connection with such repayment, if any, (4) the Commitment of such Non-Consenting Eurodollar Lender shall be terminated on and as of the relevant Extension Response Date, (5) the Aggregate Commitment Amount shall be reduced by the amount of the Commitment of such Non-Consenting Eurodollar Lender and may not be reborrowed after being so repaid (and no remaining Eurodollar Lender shall be obligated to Fund the Commitment of the Non-Consenting Eurodollar Lender) and (6) the obligations of such Non-Consenting Eurodollar Lender (in its capacity as a Purchaser) with respect to such Non-Consenting Eurodollar Lender's (in its capacity as a Purchaser) pro rata Purchase Commitment under the Capital Asset Purchase Agreement as it relates to outstanding CP

Loans shall be terminated on and as of the relevant Extension Response Date, and Borrower shall prepay CP Lender an amount equal to the product of (x) the outstanding principal amount of CP Loans and (y) a fraction, the numerator of which is such Non-Consenting Eurodollar Lender's (in its capacity as a Purchaser) pro rata Purchase Commitment and the denominator of which is the aggregate Purchase Commitment of all Eurodollar Lenders (in their capacity as Purchasers) and Lessee shall be liable to CP Lender for any amount owing under
Section 11.6 of the Participation Agreement if such CP Loan is prepaid other than on the last day of any related Interest Period.

                          (iv)    If Borrower is reasonably satisfied as to the
matters set forth in Section 2.2(e)(i)(A)(w) (with respect to the truth and correctness of its own representations and warranties) and (x), Borrower shall promptly deliver the certificate described in Section 2.2(e)(i)(A)(z).

                          (v)     The failure of Borrower to satisfy all of the
conditions set forth in Section 2.2(e)(i) on or prior to the expiration of the time periods set forth above shall not constitute a breach or default hereunder but rather shall be deemed a revocation of Borrower's Extension Request and Borrower's rights under this Section 2.2(e) shall terminate.

         SECTION 2.3 Interest Payment Loans. Subject to satisfaction of the applicable conditions precedent set forth in Section 6.4 of the Participation Agreement, on each date which is three Business Days prior to any Payment Date, with respect to Loans with Interest Periods maturing on such Payment Date, unless either (i) such Loan relates to a Construction Period Site, such Payment Date occurs after the Outside Completion Date and the Construction Completion Date has not occurred prior to such Outside Completion Date, in which case payment of such accrued interest shall be made with funds received from Lessee for such purpose, or (ii) otherwise requested by Borrower at least three Business Days prior to such Payment Date by written notice to Agent (stating that the payment of such accrued interest shall be made with funds received from Lessee for such purpose), Borrower shall be deemed to have requested a borrowing pursuant to Section 2.1 of a CP Loan (if such accrued interest relates to outstanding CP Loans with Interest Periods maturing on such Payment Date) or Section 2.2 of a Eurodollar Loan (if such accrued interest relates to outstanding Eurodollar Loans with Interest Periods maturing on such Payment Date) (an "Interest Payment Loan") in an amount equal to the aggregate amount of accrued Capitalized Interest due and payable on such date with respect to such CP Loans or Eurodollar Loans, as the case may be. The Funding date with respect to any such borrowing shall be the relevant Payment Date and the proceeds of such borrowing shall be deemed to be applied to pay such accrued Capitalized Interest.

On each such Funding date, an Interest Payment Loan shall be automatically deemed made in accordance with such deemed request, and the outstanding principal on the applicable Site Notes shall be increased by an amount equal to such Capitalized Interest.

         SECTION 2.4 Notations on Notes. Agent, on behalf of each Lender, is hereby authorized to record on the grid attached to the Tranche A CP Site Note, the Tranche B CP Site Note, the Tranche A Eurodollar Site Note, the Tranche B Eurodollar Site Note, the Tranche A CP Equipment Note, the Tranche B CP Equipment Note, the Tranche A Eurodollar Equipment Note, or Tranche B Eurodollar Equipment Note as applicable, the date and amount of each Funding with respect to such Note, the amount of all Capitalized Interest and Interest Payment Loans, each payment or repayment of principal, the type of interest rate applicable thereto from time to time, the length of each Interest Period with respect thereto (including, in the case of a Eurodollar Note for which the Base Rate may, from time to time, be applicable, the period for which such Base Rate applies), and the interest rate for such Interest Period. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, that the failure to make any such recording or errors in such recordation shall not affect the obligation of Borrower under such instrument.

         SECTION 2.5 Procedure for Borrowing, Continuation or Ownership Interest Conversion.

                 (a) Advance Request. Subject to the terms, conditions and limitations set forth in the Participation Agreement and this Loan Agreement, Borrower shall borrow from CP Lender or from the Eurodollar Lenders pursuant to their Commitments on each Advance Date upon receipt by Agent from Lessee (either as Lessee or in its capacity as Construction Agent) of an Advance Request in accordance with Section 3.13 of the Participation Agreement.

                 (b) Notice to CP Lender or Eurodollar Lender. Agent shall notify either CP Lender, if Lessee shall have specified a CP Loan Funding in its Advance Request, or Eurodollar Lenders, if Lessee shall have specified a Eurodollar Loan Funding in its Advance Request, of Agent's receipt of such Advance Request on the date of such receipt. Based on such notice, on the Funding date either (i) CP Lender, if a CP Loan is specified, may make the amount of the borrowing available for the account of Borrower or (ii) each Eurodollar Lender, if a Eurodollar Loan is specified, will make the amount of its pro rata share of the borrowing available to Agent for the account of Borrower, in either case, at the office of Agent referred to in Section 3.10(c) of the Participation Agreement prior to 1:00 p.m., New York time, on the specified Advance Date in funds immediately available to Agent. If a CP Loan is specified in the

Advance Request and CP Lender elects not to make such CP Loan or does not make the full amount of the borrowing available, then such Advance Request shall be deemed to have specified a Eurodollar Loan Funding for the amount of borrowing not made by CP Lender, and, provided that Agent notifies each Eurodollar Lender prior to 2:00 p.m., New York time, on the specified Advance Date (otherwise on the next succeeding Business Day following such notice to the Eurodollar Lenders), each Eurodollar Lender will Fund the amount of its pro rata share of the borrowing not Funded by CP Lender in accordance with clause (ii) of this
Section 2.5(b); provided that until Lessee specifies an interest rate based on the Eurodollar Rate in accordance with Section 2.5(c), the interest rate on such Eurodollar Loan shall be based on the Base Rate. The proceeds of all such Loans will be made available to Borrower by Agent by crediting the account of Borrower on the books of Agent, or such other account of Borrower as shall have been designated by Borrower to Agent, with the aggregate of the amounts made available by CP Lender and/or the Eurodollar Lenders, as the case may be, in like funds as received by Agent.

                 (c) Continuation of Outstanding Loans. Subject to the terms and conditions hereof and of the Participation Agreement, with respect to each outstanding Loan, (x) if on the third Business Day prior to the maturity of any Interest Period Agent shall not have received an Advance Request for a Refinancing Advance pursuant to Section 2.5(a), Borrower shall, or (y) on any Business Day from time to time during any Base Rate Period, Borrower may, give Agent irrevocable written notice (a "Continuation Notice") not later than 1:00 p.m., New York time, specifying the following:

                 (i) the last day of the maturing Interest Period, which, in the case of clause (y) above, shall be the day three Business Days after the date of delivery of the Continuation Notice (the "Continuation Date");

                 (ii) if the maturing Interest Period relates to a CP Loan, the length of the next succeeding Interest Period or Interest Periods and the principal amount relating to each such Interest Period; provided, however, that Borrower may not select Interest Periods such that more than five Payment Dates would fall due in any calendar month; and

                 (iii) if the maturing Interest Period relates to a Eurodollar Loan, whether a Eurodollar Rate or a Base Rate will be applicable to the next succeeding Interest Period.

In the absence of delivery of an Advance Request or a Continuation Notice at least three Business Days before the last day of the maturing Interest Period,
(x) with respect to CP

Loans, such portion of the outstanding CP Loan as to which such expiring Interest Period relates shall, on the Continuation Date, continue as a CP Loan with a CP Rate Period of 30 days (except if the interest rate (on a per annum basis) on the Commercial Paper would exceed 24%, in which case such CP Loan shall automatically convert to a Eurodollar Loan with an interest rate based on the Base Rate until such time as the Eurodollar Rate is specified in accordance with clause (y) of the preceding sentence of this Section 2.5(c)), and (y) with respect to Eurodollar Loans, such portion of the outstanding Eurodollar Loan as to which such expiring Interest Period relates shall, on the Continuation Date, continue as a Eurodollar Loan with an interest rate of the same type as applied to the expiring Interest Period.

                 (d) Conversion of Ownership Interest. If, pursuant to the Capital Asset Purchase Agreement, the Eurodollar Lenders (in their capacity as Purchasers) are required to purchase Ownership Interests, then, on the date of the purchase of such Ownership Interest (the "Ownership Interest Conversion Date") Lessee automatically and without further act shall be deemed to have given an Advance Request requesting a borrowing of Eurodollar Loans, and each Eurodollar Lender automatically and without further act shall be deemed to have Funded on the Ownership Interest Conversion Date Eurodollar Loans with an interest rate equal to the Eurodollar Rate, subject to Section 2.5(e), and the CP Loan in which such Eurodollar Lender acquires an Ownership Interest shall thereupon be converted to and be deemed a Eurodollar Loan.

                 (e) Conversion into Base Rate Upon Loan Event of Default. If a Loan Event of Default occurs and is continuing, then (i) each CP Loan shall, on the last day of the applicable Interest Period, convert to a Eurodollar Loan with an interest rate based on the Base Rate, (ii) with respect to each Eurodollar Loan with an interest rate based on the Eurodollar Rate, such interest rate shall, on the last day of the applicable Interest Period, convert to the Base Rate and (iii) the obligation of the Lenders to make, or to convert Loans into, CP Loans or Eurodollar Loans with interest based on the Eurodollar Rate shall be suspended; provided, however, that the interest rate of any Eurodollar Loan with an interest rate based on the Eurodollar Rate shall be converted to the Base Rate immediately upon the Loans (or any of them) being declared to be due and payable, or becoming payable, pursuant to Section 6.

                 (f) Fundings by Agent. Unless Agent shall have been notified in writing by any Eurodollar Lender prior to a borrowing that such Eurodollar Lender will not make its share of such borrowing available to Agent, Agent may assume that such Eurodollar Lender is making such amount available to Agent, and Agent may, in reliance upon such assumption, make available to

Borrower a corresponding amount. If such amount is not made available to Agent by the required time on the Funding date therefor, such Eurodollar Lender shall pay to Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Eurodollar Lender makes such amount immediately available to Agent. A certificate of Agent submitted to any Eurodollar Lender with respect to any amounts owing under this Section 2.5(f) shall be conclusive in the absence of manifest error. If such Eurodollar Lender's share of such borrowing is not made available to Agent by such Eurodollar Lender within three Business Days of such Funding date, Agent shall also be entitled to recover such amount with interest thereon at the Base Rate, on demand, from Borrower.

         SECTION 2.6      Prepayments.

                 (a) Scheduled Repayments. Borrower shall, on each Quarterly Payment Date, make scheduled repayments of principal to the Lenders in an amount equal to the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements. Agent shall, on the grid of each Note, allocate such scheduled repayments among CP Lender and Eurodollar Lenders, first to the Eurodollar Lenders and then to CP Lender as set forth in
Section 5.2, such allocation to be final and conclusive absent manifest error. The amount to be applied to repayment of Eurodollar Loans shall be distributed pro rata among the Eurodollar Lenders based on each Eurodollar Lender's Commitment Percentage.

                 (b) Voluntary. Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (subject to Section 11.6 of the Participation Agreement), upon at least four Business Days' written notice to Agent, specifying the date and amount of prepayment and the Site and/or Equipment Group to which such Loans are allocable. Upon receipt of any such notice Agent shall promptly notify either CP Lender, if such prepayment relates to CP Loans, or each Eurodollar Lender, if such prepayment relates to Eurodollar Loans, thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 11 (including without limitation Section 11.6) of the Participation Agreement. Notwithstanding the foregoing, if such prepayment relates to the prepayment of Eurodollar Loans with the proceeds of CP Loans or the repayment of CP Loans with Eurodollar Loans then the notice and manner of prepayment shall be carried out pursuant to Section 3.5 of the Participation Agreement and Section 5.6 hereof.

                 (c) Mandatory. Notwithstanding the foregoing, all applicable amounts payable by Lessee pursuant to Section 16.2 of the Lease or Articles XX or XXII of the Lease shall be used to prepay the outstanding Loans and shall be applied to the outstanding Loans and the Borrower's Investment Amount in the manner set forth at Section 5.3.

          SECTION 2.7 Computation of Interest. (a) All computations of interest (including amounts based on the Overdue Rate) shall be made by Agent pursuant to Section 4.4 of the Participation Agreement, subject to the limitations of Section 4.5 of the Participation Agreement. CP Lender shall as soon as practicable notify Borrower and Agent of each determination of a CP Rate. Agent shall as soon as practicable notify Borrower, Lessee and each Eurodollar Lender of each determination of a Eurodollar Rate. Any change in the interest rate on a Eurodollar Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. Agent shall as soon as practicable notify Borrower, Lessee and each Eurodollar Lender of the effective date and the amount of each such change in interest rate.

                 (b) Each determination of an interest rate by Agent or CP Lender in accordance with any provision of this Loan Agreement shall be conclusive and binding on Borrower and, in the case of a Eurodollar Loan, Eurodollar Lenders in the absence of manifest error. Agent shall, at the request of Borrower (which request shall not be made more frequently than once during each fiscal quarter of Lessee), deliver to Borrower a statement showing the quotations used by Agent in determining any interest rate pursuant to subsection (a) of this Section 2.7.

         SECTION 2.8 Pro Rata Treatment and Payments. (a) Each borrowing by Borrower from Eurodollar Lenders hereunder shall be made pro rata among Eurodollar Lenders according to the respective Commitment Percentages of each such Eurodollar Lender and shall be allocated as Tranche A Eurodollar Loans and Tranche B Eurodollar Loans as provided for at Section 2.2. Except as otherwise provided in Section 5, each payment (including each prepayment) by Borrower on account of principal of and interest on the (i) Eurodollar Loans shall be made pro rata among Eurodollar Lenders (and their respective Tranche A Eurodollar Loans and Tranche B Eurodollar Loans) according to the respective outstanding principal amounts of the Eurodollar Loans then held by each such Eurodollar Lender, and (ii) CP Loans shall be made pro rata among CP Lender's respective Tranche A CP Loans and Tranche B CP Loans in accordance with the applicable Tranche A Percentage and Tranche B Percentage.

                 (b) All payments (including prepayments) to be made by Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 1:00 p.m., New York time, on the due date thereof to Agent, for the account of either CP Lender or Eurodollar Lenders, as the case may be, at Agent's office referred to in Section 13.3 of the Participation Agreement, in Dollars and in immediately available funds. Agent shall distribute such payments to Lenders promptly upon receipt in like funds as received; provided, however, that any payments for the benefit of CP Lender shall be paid to CP Administrative Agent. If any payment hereunder (other than payments on the Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.


                                   SECTION 3.

                              CONDITIONS PRECEDENT

         The agreement of each Lender to make the Loan requested to be made by it on any Advance Date is subject to the satisfaction of the conditions precedent thereto set forth in Article 6 of the Participation Agreement.


                                   SECTION 4.

                           COVENANTS AND LIMITATIONS

         SECTION 4.1 Borrower Covenants. So long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender or Agent hereunder or under the other Operative
Documents:

                 (a) Further Assurances. At any time and from time to time, upon the written request of Agent, Borrower, at its sole expense, will promptly and duly execute and deliver such further instruments and documents and take such further action as Agent or the Required Lenders may reasonably deem necessary for the purpose of obtaining or preserving the full benefits of this Loan Agreement and the other Operative Documents and of the rights and powers herein or therein granted.

                 (b) Notices. If on any date Borrower shall obtain actual knowledge of the occurrence of a Lease Default or Lease Event of Default, Borrower will give written notice thereof to Agent within two Business Days after such date.

                 (c) Discharge of Liens. Borrower will not create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary to duly discharge, or cause to be discharged, all Lessor Liens attributable to it, provided that Borrower shall not be required to discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, any of the Leased Property or title thereto or any interest therein or the payment of Rent; provided, further, that a Lessor Lien applicable to a particular Site or Equipment Group shall be discharged by Borrower prior to any transfer or sale of such Site or Equipment Group, and all Lessor Liens shall be discharged by Borrower prior to the Maturity Date.

         SECTION 4.2 Non-Recourse Obligations. Each Lender agrees that it and each successor, assign, or participant of any Loan or Note of such Lender will look solely to the amounts received by Agent under the Lease and the proceeds of all other Collateral for payment of any and all amounts due hereunder or under the other Operative Documents. No recourse to or against Borrower (other than in respect of any obligations that may arise solely as a result of Borrower's breach of its obligations under Section 4.1(c) or any misrepresentation or breach of warranty made by Borrower under Section 8.2 of the Participation Agreement) or any employee, officer, director, incorporator, stockholder or agent of Borrower shall be had for the payment of any amount owing by Borrower under this Agreement or the other Operative Documents, or for the payment by Borrower of any fee in respect hereof or any other obligation or claim of or against Borrower arising out of or based upon this Loan Agreement or the other Operative Documents.


                                   SECTION 5.

               DISTRIBUTIONS OF PAYMENTS AND COLLATERAL PROCEEDS

         SECTION 5.1      [RESERVED].

         SECTION 5.2 Basic Rent. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by Agent shall be distributed by Agent as promptly as possible (it being understood that any payments of Basic Rent received by Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

                 first, so much of the Basic Rent as shall equal the Equipment Fixed Rent shall be distributed and paid pro rata to the Eurodollar Lenders to reduce the outstanding principal portion of the Eurodollar Equipment Loans;

                 second, so much of the Basic Rent as shall equal any remaining Equipment Fixed Rent shall be distributed and paid to CP Lender to reduce the outstanding principal portion of the CP Equipment Loans, plus, on the Special Prepayment Date, an additional $10,000 of Basic Rent shall be distributed to CP Lender, applied against the outstanding principal portion of the Tranche B CP Loans and used to pay maturing Commercial Paper on such date, and shall not be distributed to Borrower as Yield pursuant to clause fifth;

                 third, so much of the Basic Rent as shall equal the aggregate amount of interest (as well as any interest on (to the extent permitted by Applicable Laws and Regulations) overdue interest) then due on the CP Loans and/or the Eurodollar Loans (but excluding any amounts described in clause fourth below), as the case may be, shall be distributed and paid pro rata to CP Lender and/or the Eurodollar Lenders, as applicable;

                 fourth, so much of the Basic Rent as shall equal the aggregate amount of the advance made be Credit Suisse First Boston pursuant to
         Section 2(k) of the Capital Asset Purchase Agreement, together with interest (as well as any interest on (to the extent permitted by Applicable Laws and Regulations) overdue interest) then due to Credit Suisse First Boston as a result of such advance, shall be distributed and paid to Credit Suisse First Boston; and

                 fifth, the balance, if any, of such Basic Rent payment remaining thereafter shall be distributed to Borrower as a payment of Yield due on the Investment Amount and Deemed Yield (as well as any interest on (to the extent permitted by Applicable Laws and Regulations) overdue Yield and Deemed Yield).

         SECTION 5.3 Purchase Payments by Lessee. Any payment received by Agent as a result of:

                 (a) the purchase of any Site or Equipment Group in connection with Lessee's exercise of its Purchase Option under Section
         20.1 of the Lease;

                 (b) Lessee's compliance with its obligation to purchase a Site or an Equipment Pool in accordance with Section 20.2 of the Lease;

                 (c) Lessee's purchase of a Site pursuant to the Construction Agency Agreement;

                 (d) the payment of the Equipment Group Balance in accordance with Section 15.1(f)(i) of the Lease;

                 (e) the payment of the Property Balance in accordance with Section 16.2(b) of the Lease; or

                 (f) the Lessee failing to fulfill one or more of the conditions to exercise of the Remarketing Option pursuant to Article XXII of the Lease and Agent's receipt pursuant to Article XXII of the Lease of (i) the Gross Proceeds, if any, from the sale of certain Sites and Equipment Pools, as the case may be, consented to by Agent, the Borrower and the Required Participants and (ii) the remainder of the Property Balance for such Site or Equipment constituting such Equipment Pool from the Lessee, shall be distributed by Agent as promptly as possible (it being understood that any such payment received by Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) as follows:

                          (x) in the case of a purchase or payment for all of
                 the Leased Property remaining subject to the Lease, to the Participants pro rata in accordance with, and for application to, their respective Participant Balances; or

                          (y) in the case of a purchase of or payment relating
                 to one or more Sites, but not of all Leased Property, to the Participants pro rata in the proportion that the unpaid principal amount of the related Site Loan held by each Lender or the Investment Amount funded by Borrower, respectively, in respect of such Site or Sites bears to the sum of (i) the aggregate unpaid principal amount of the Site Loans of all of the Lenders relating to such Site or Sites and (ii) all Investment Amounts funded with respect to such Site or Sites; or

                          (z) in the case of a purchase of or payment relating
                 to one or more Equipment Groups (including an entire Equipment
                 Pool), but not of all Leased Property, to the Participants pro rata in the proportion that the unpaid principal amount of the related Equipment Loan held by each Lender or the Investment Amount funded by Borrower, respectively, in respect of such Equipment Group or Equipment Groups bears to the sum of (i) the aggregate unpaid principal amount of the Equipment Loans funded for such Equipment or Equipment Groups by all of the Lenders and (ii) all Investment Amounts funded for such Equipment Group or Equipment Groups.

         SECTION 5.4 AMAT Recourse Amounts Payment by Lessee. The payment by Lessee to Agent of the AMAT Recourse Amount relating to a Site or an Equipment Pool plus, in the case of a Site that constitutes a 25% Property, the excess of the Land Balance over the Land Proceeds, in each case in accordance with Article XXII of the Lease upon Lessee's exercise of the Remarketing Option with respect to such Site or such Equipment Pool shall be distributed by Agent as promptly as possible (it being understood that any such payment received by Agent on a timely basis in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) in the following order of priority:

                 first, to the Tranche A Lenders for application to pay the Tranche A Participant Balance relating to such Site or such Equipment Pool of each Tranche A Lender; and

                 second, to the Tranche B Lenders for application to pay the Tranche B Participant Balance relating to such Site or such Equipment Pool of each Tranche B Lender, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each such Tranche B Lender's Tranche B Participant Balance bears to the aggregate Tranche B Participant Balances of all Tranche B Lenders; and

                 third, to Borrower for application to Borrower's Participant Balance.

         SECTION 5.5 Sales Proceeds and Other Payments from Remarketing of Leased Properties. Any payments received by Agent as Gross Proceeds from the sale of a Site or an Equipment Pool pursuant to Lessee's exercise of the Remarketing Option pursuant to Article XXII of the Lease, together with any payment made by Lessee to the extent of Excess Gross Proceeds pursuant to Sections 21.1(d)(ii), 21.1(e) or 22.2(b) of the Lease or as a result of an appraisal pursuant to Section 22.5 of the Lease or Section 11.9 of the Participation Agreement, shall be distributed by Agent as promptly as possible (it being understood that any such payment received by Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received) in the funds so received in the following order of priority:

                 first, to the Tranche B Lenders for application to pay the Tranche B Participant Balance relating to such Site or such Equipment Pool of each Tranche B Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Lenders without priority of one Tranche B Lender over the other in the proportion that each Tranche B Lender's Tranche B Participant Balance bears to the aggregate Tranche B Participant Balances of all Tranche B Lenders,

                 second, to Borrower for application to Borrower's Participant Balance, and third, the balance, if any, of such Gross Proceeds and payments remaining thereafter to, or as directed by, Lessee.

         SECTION 5.6 Other Prepayment Amounts. Any Funding on an Advance Date of CP Loans, the proceeds of which are to be used to repay outstanding Eurodollar Loans or Eurodollar Loans the proceeds of which are to be used to repay CP Loans, as provided for at Section 3.5 of the Participation Agreement shall be distributed by Agent as promptly as possible (it being understood that any such proceeds received by Agent on a timely basis and in accordance with the provisions of the Participation Agreement shall be distributed on the date received in funds so received) as follows:

                          (i) if such Advance is funded with CP Loans, the proceeds from the CP Loans Funded on such Advance Date shall be paid to the Eurodollar Lenders to pay in full the Participant Balance of each Eurodollar Lender, and

                          (ii) if such Advance is funded with Eurodollar Loans, the proceeds from the Eurodollar Loans Funded on such Advance Date shall be paid to CP Lender to pay in full the Participant Balance of CP Lender.

         SECTION 5.7 Supplemental Rent. All payments of Supplemental Rent received by Agent (excluding any amounts payable pursuant to any other provision of this Section 5) shall be distributed promptly by Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

         SECTION 5.8 Excepted Payments. Notwithstanding any other provision of this Loan Agreement or the Security Documents, any Excepted Payment received at any time by Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

         SECTION 5.9      Distribution of Payments after Loan Event of Default.
(a) All payments received and amounts realized by Agent after a Loan Event of Default exists, including proceeds from the sale of any of the Collateral (other than Pledge Collateral, the distribution of which is provided in Section 5.14), proceeds of any amounts from any insurer or any Governmental Authority in connection with any Casualty or Condemnation, from Lessee as payment in accordance with the Lease, including any payment received from Lessee pursuant to Section 17 of the Lease, shall, if received by Borrower, be paid to Agent as promptly as possible and shall be distributed by Agent as promptly as possible (it being understood that any such payment received by Agent on a timely basis and in accordance with the provisions of the Operative Documents shall be distributed on the date received in the funds so received) in the following order of priority:

                 first, so much of such payment or amount as shall be required to reimburse Agent for any tax, expense or other loss incurred by Agent (to the extent not previously reimbursed and to the extent incurred in connection with any duties as Agent) and any unpaid ongoing fees of Agent shall be distributed to Agent for its own account;

                 second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Participants for payments made by them to Agent pursuant to Section 12.4 of the Participation Agreement (to the extent not previously reimbursed); provided that, with respect to any Participant, such Participant shall not be entitled to reimbursement pursuant to this clause second for payments made by it under Section 12.4 of the Participation Agreement to the extent that the amounts to be reimbursed would constitute a Claim excluded from indemnification pursuant to Section 11.1 of the Participation Agreement;

                 third, so much of such amount as shall be required to pay in full each Lender's Participant Balance, and in the case that the amount so to be distributed shall be insufficient to pay in full as aforesaid, then, pro rata among Lenders without priority of one Lender over the other in the proportion that each Lender's Participant Balance bears to the aggregate Participant Balances of all of the Lenders;

                 fourth, so much of such amount or amounts as shall be required to pay in full the Participant Balance of Borrower; and
                 fifth, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

                 (b) During the occurrence and continuance of a Loan Event of Default, all amounts (other than Excepted Payments and proceeds from the liquidation of Pledge Collateral) received or realized by Agent and otherwise distributable pursuant to Sections 5.2 and 5.3 shall be distributed as provided for in Section 5.9(a) above.

         SECTION 5.10 Other Payments. (a) Except as otherwise provided in Sections 5.2, 5.3, 5.9 and paragraph (b) below,

                 (i) any payment received by Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Section 5, and

                 (ii) all payments received and amounts realized by Agent under the Lease or otherwise with respect to the Collateral to the extent received or realized at any time after indefeasible payment in full of the Participant Balances of all of the Lenders and any other amounts due and owing to Lenders or Agent, shall be distributed forthwith by Agent in the order of priority set forth in
Section 5.3 (in the case of any payment described in clause (i) above) or in
Section 5.9 hereof (in the case of any payment described in clause (ii) above), except that in the case of any payment described in clause (ii) above, such payment shall be distributed omitting clause third of such Section 5.9; and the balance, if any, (in the case of any payment described in clause (i) or (ii) above) shall be distributed to, or as directed by, the Lessee.

                 (b) Except as otherwise provided in Sections 5.2 and 5.3 hereof, any payment received by Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 5 shall be distributed forthwith by Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

         SECTION 5.11. Casualty and Condemnation Amounts. Any amounts payable to Agent as a result of a Casualty or Condemnation pursuant to Section
15.1 of the Lease (but excluding any amounts payable pursuant to Section 15.1(f)(i) or Section 16.2 of the Lease) shall, if no Lease Event of Default exists, be paid over to Lessee for the rebuilding or restoration of the Leased Property to which such Casualty or Condemnation applied, and any excess proceeds shall be applied pursuant to Section 5.10 of this Loan Agreement. If a Lease Event of Default exists, then during the continuance of such Lease Event of Default, all such amounts shall be held by Agent as Collateral in the Account and upon exercise of Agent's remedies hereunder shall be distributed pursuant to Section 5.9.

         SECTION 5.12 Order of Application. To the extent any payment made to any Participant pursuant to Sections 5.3, 5.4, 5.5, 5.8 or 5.13 is insufficient to pay in full the Participant Balance of such Participant, then each such payment shall first be applied to accrued interest or Yield and then to principal or Investment Amounts, as applicable.

         SECTION 5.13 Distribution of Advance for Prepayment of Outstanding Loans. The portion of the proceeds of an Advance funded with a CP Loan received by Agent that is to be used to repay outstanding Eurodollar Loans, as set forth in the related Advance Request, shall be distributed by Agent to Eurodollar Lenders for application to pay in full each such Eurodollar Lenders' Participant Balance.

         SECTION 5.14 Proceeds of Pledge Collateral. Any payments received by Agent as proceeds from the sale of the Pledge Collateral shall be distributed by Agent as promptly as possible (it being understood that any such payment received by Agent on a timely basis and in accordance with the provisions of the Pledge Agreement shall be distributed on the date received) in the funds so received in the following order of priority:

                 first, to the Tranche A Lenders for application to pay in full the Tranche A Participant Balance of each Tranche A Lender, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Lenders without priority of one Tranche A Lender over the other in the proportion that each Tranche A Lender's Tranche A Participant Balance bears to the aggregate Tranche A Participant Balances of all Tranche A Lenders; and

                 second, the balance, if any, of such payment of proceeds remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.


                                   SECTION 6.

                             LOAN EVENT OF DEFAULT

         SECTION 6.1 Loan Event of Default. Each of the following events shall constitute a "Loan Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

                 (a) the failure by Borrower to make any (i) payment of interest or any repayment pursuant to Section 2.6(a) when due and such failure shall continue unremedied for a period of five (5) days, (ii) any prepayment when due pursuant to Section 2.6(b) or 2.6(c), or (iii) any payment due and payable on the Maturity Date; or

                 (b) the failure by Borrower in any material respect to timely perform any other covenant or condition herein and such failure shall continue for a period of ninety (90) days after written notice thereof to Borrower and Lessee from Agent; or

                 (c) any representation or warranty by Borrower in any Operative Document or in any certificate or document delivered thereunder shall have been incorrect in a material respect when made and shall remain material when discovered and if curable shall continue unremedied for a period of 30 days after written notice thereof to Borrower from Agent; or

                 (d) Borrower shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Borrower or the whole or a substantial part of its property within ninety (90) days after such appointment, (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, or (vii) take corporate action for the purposes of effectuating any of the foregoing;

                 (e) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Borrower and not dismissed within ninety (90) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Borrower, a receiver of Borrower or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof;

                 (f) a Lease Event of Default shall occur and be continuing.

         SECTION 6.2      Remedies.

                 (a)      (i) Subject to the provisions of clause (h) of  this
Section 6.2, upon the occurrence of a Loan Event of Default, (A) if such event is a Loan Event of Default specified in clauses (d) or (e) of Section 6.1 or a Loan Event of Default arising from a Lease Event of Default specified in clause
(f) or clause (h) of Section 17.1 of the Lease, automatically the Eurodollar Lenders' Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Loan Event of Default, either or both of the following actions may be taken: (1) with the consent of the Required Lenders, Agent may, or upon the request of the Required Lenders, Agent shall, by notice of default to Borrower, declare the Eurodollar Lenders' Commitments to be terminated forthwith whereupon the Eurodollar Lenders' Commitments shall immediately terminate and
(2) with the consent of the Required Lenders, Agent may, or upon the request of the Required Lenders, Agent shall, by notice of default to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; provided, however, that notwithstanding the existence of any Loan Event of Default, so long as any CP Loan shall be outstanding, no Eurodollar Lender's Commitment to the extent necessary to purchase its pro rata share of the Ownership Interests in such CP Loan under the Capital Asset Purchase Agreement shall terminate. Subject to the limitations set forth in Section 6.2(a)(ii) and Section 6.2(g), upon the occurrence of a Loan Event of Default, Agent shall, upon written instructions of the Required Lenders, exercise any or all remedies available to it under the Loan Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Leased Property or any other property subject to any Lien held by Agent, or for the recovery of judgment for the indebtedness secured thereby (including the Investment Amounts due Lessor) or for the enforcement of any other proper, legal or equitable remedy available under Applicable Laws and Regulations; provided, however, notwithstanding the foregoing, if in accordance with the provisions of this clause (a)(i) Agent undertakes to foreclose (by the power of sale or judicial foreclosure) on the Leased Property or any other property subject to any Lien held by Agent, then, to the extent necessary (and only to the extent necessary) to outbid any independent third party which may be bidding at such foreclosure sale, Agent shall credit bid for the Leased Property subject to the foreclosure an amount equal to the lesser of (i) the Fair Market Value of such Leased Property, and (ii) the amount secured by the Lien being foreclosed upon.

         (ii) Notwithstanding anything stated to the contrary in Section 6.2(a)(i) or in the other Operative Documents, upon the occurrence of a Loan Event of Default specified in clause (b), (c), (d) or (e) of Section 6.1 that does not also constitute a Lease Event of Default, but subject to the proviso set forth below, Agent's sole remedy shall be to exercise its rights under
Section 10.3 of the Participation Agreement to direct Borrower to transfer to a Replacement Lessor (as such term is defined in Section 10.3(b) of the Participation Agreement) all of Borrower's right, title, interest and duties and obligations in respect to the Leased Property; provided, however, if

(A) Borrower fails or refuses for any reason whatsoever to cause such transfer to a Replacement Lessor to be consummated within 60 days following Agent's direction to do so, or

(B) as a result of a court order or bankruptcy stay, Agent is prohibited for any reason from requesting Borrower to cause such transfer to a Replacement Lessor,

then the limitations on Agent's remedies set forth in this Section 6.2(a)(ii) shall no longer apply and Agent shall be free to exercise all rights set forth above in Section 6.2(a)(i) without limitation. Except as expressly provided above in this Section 6.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                 (b) Upon the occurrence of any Loan Event of Default that is also a Lease Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Agent shall, upon the written instructions of the Required Participants, exercise any or all of the rights and powers and pursue any and all of the remedies available to it as the assignee of Borrower's rights under the Lease and the other Operative Documents for the benefit of all of the Participants.

                 (c) Without limiting the foregoing, upon the occurrence of any Loan Event of Default that is also a Lease Event of Default, Agent shall not, without the consent of Borrower, undertake any actions, suits or proceedings against the Collateral pursuant to Section 6.2(a)(i) above without also independently exercising substantial remedies in respect of the Lease.

                 (d) Except as expressly provided above, no remedy under this Section 6.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 6.2 or under the other Operative Documents or otherwise available at law or in equity. The exercise by Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies.
No express or implied waiver by Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

                 (e) No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                 (f)      Notwithstanding the foregoing provisions of this
Section 6.2 or the terms and conditions of the other Operative Documents, unless otherwise agreed to by the Required Lenders, it is agreed among the Participants that until all of the Loans and other amounts due and owing to Lenders have been indefeasibly paid in full, all causes of action and remedies which may be pursued for the benefit of the Participants will be brought only by Agent (or any co-agent permitted by the Operative Documents) at the direction of the Participants which direction shall be given pursuant to this
Section 6.2 and Section 13.3 of the Participation Agreement.

                 (g) Notwithstanding anything to the contrary set forth in this Section 6.2, if there exists a Loan Event of Default and no Lease Event of Default exists, Agent shall not exercise remedies under the Security Documents against Lessee.

                 (h) Notwithstanding the termination of the Eurodollar Lenders' Commitments and the acceleration of the Loans and other amounts owing under this Loan Agreement in accordance with the provisions of Section 6.2(a), effective upon the transfer by Borrower to a Replacement Lessor of all of Borrower's right, title, interest and duties and obligations in respect to the Leased Property in accordance with the provisions of Section 10.3 of the Participation Agreement, the Eurodollar Lenders' Commitments shall automatically be reinstated and the Loan Event of Default(s) that gave rise to such acceleration shall be deemed cured.

                 (i) Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by Agent or any Lender by reason of the occurrence of any Loan Event of Default or the exercise of remedies with respect thereto.

                                   SECTION 7.

                                 MISCELLANEOUS

         SECTION 7.1 Amendments and Waivers. Neither this Loan Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section
13.5 of the Participation Agreement.

         SECTION 7.2 Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section
13.3 of the Participation Agreement.

         SECTION 7.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 7.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and the making of the Loans hereunder.

         SECTION 7.5 Successors and Assigns; Assignment. This Loan Agreement shall be binding upon and inure to the benefit of Borrower, Lenders, Agent, all future lenders and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Loan

Agreement and Lenders may not assign or transfer any of their rights or obligations under this Loan Agreement or their interest in the Notes held by Agent except in compliance with Section 10.4 of the Participation Agreement.

         SECTION 7.6 Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 6.1(d) or (e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         SECTION 7.7 Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties shall be lodged with Borrower and Agent.

         SECTION 7.8 Severability. Any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 7.9 Intention. This Loan Agreement and the other Operative Documents represent the agreement of Borrower, Agent and Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

         SECTION 7.10 GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES HAVE BEEN DELIVERED IN NEW YORK AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE.

         SECTION 7.11 Prohibited Proceeding. Each of Borrower, Eurodollar Lenders and Agent hereby agrees that, it shall not institute against, or join any other person in instituting against, CP Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by CP Lender is paid. This Section 7.11 shall survive termination of this Agreement.

         SECTION 7.12 Source of Funds. Notwithstanding anything to the contrary contained in this Loan Agreement, any obligations of CP Lender under
Section 7.6 shall be payable by CP Lender solely from excess cash flow from CP Lender's operations which is not otherwise required to repay when due commercial paper notes issued by CP Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.




                                           CREDIT SUISSE LEASING 92A, L.P., as
                                           Borrower

                                           By:     CREDIT SUISSE FIRST BOSTON,
                                                   acting through its New York
                                                   Branch, its General Partner



                                           By:  /s/ CARL WEATHERLEY-WHITE
                                              ------------------------------
                                           Name: Carl Weatherley-White
                                                ----------------------------
                                           Title: Vice President
                                                 ---------------------------


                                           By:  /s/ MATT MOSER
                                              ------------------------------
                                           Name:  Matt Moser
                                                ----------------------------
                                           Title:  Associate
                                                 ---------------------------



                                           CREDIT SUISSE FIRST BOSTON,
                                           acting through its New York Branch,
                                           as Agent



                                           By:  /s/ CARL WEATHERLEY-WHITE
                                              ------------------------------
                                           Name: Carl Weatherley-White
                                                ----------------------------
                                           Title: Vice President
                                                 ---------------------------


                                           By:  /s/ MATT MOSER
                                              ------------------------------
                                           Name:  Matt Moser
                                                ----------------------------
                                           Title:  Associate
                                                 ---------------------------



                                       S-1                      LOAN AGREEMENT

                                           GREENWICH FUNDING CORPORATION,
                                           as CP Lender

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as Attorney-in-fact



                                           By:  /s/ THOMAS MEIER
                                              ------------------------------
                                           Name: Thomas Meier
                                                ----------------------------
                                           Title: Vice President
                                                 ---------------------------

                                           By:  /s/ ALBERTO ZONCA
                                              ------------------------------
                                           Name: Alberto Zonca
                                                ----------------------------
                                           Title: Associate
                                                 ---------------------------






                                       S-2                      LOAN AGREEMENT

                                           BANQUE NATIONALE DE PARIS,
                                           as Eurodollar Lender



                                           By:  /s/ RAFAEL C. LUMANLAN
                                              ------------------------------
                                           Name: Rafael C. Lumanlan
                                                ----------------------------
                                           Title: Vice President
                                                 ---------------------------


                                           By:  /s/ CHARLES H. DAY
                                              ------------------------------
                                           Name:  Charles H. Day
                                                ----------------------------
                                           Title:  Assistant Vice President
                                                 ---------------------------



                                       S-3                      LOAN AGREEMENT

                                           CREDIT SUISSE FIRST BOSTON,
                                           as Eurodollar Lender



                                           By:  /s/ CARL WEATHERLEY-WHITE
                                              ------------------------------
                                           Name: Carl Weatherley-White
                                                ----------------------------
                                           Title: Vice President
                                                 ---------------------------


                                           By:  /s/ MATT MOSER
                                              ------------------------------
                                           Name:  Matt Moser
                                                ----------------------------
                                           Title:  Associate
                                                 ---------------------------




                                       S-4                      LOAN AGREEMENT

                                           MELLON BANK, N.A.,
                                           as Eurodollar Lender



                                           By:  /s/ EDWIN H. WIEST
                                              ------------------------------
                                           Name: Edwin H. Wiest
                                                ----------------------------
                                           Title: First Vice President
                                                 ---------------------------

                                       S-5                        LOAN AGREEMENT

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           as Eurodollar Lender


                                           By:  /s/ WANDA HEADRICK
                                              ------------------------------
                                           Name: Wanda Headrick
                                                ----------------------------
                                           Title: Vice President
                                                 ---------------------------

                                       S-6                        LOAN AGREEMENT

                                   SCHEDULE I

                               Eurodollar Lenders



Banque Nationale de Paris
Credit Suisse First Boston
Mellon Bank, N.A.
Union Bank of California, N.A.

                                                                    EXHIBIT A-CE
                                                               TO LOAN AGREEMENT


                          TRANCHE A CP EQUIPMENT NOTE

U.S. $8,600,000                                                  April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York Branch, as Agent ("Agent"), on behalf of Greenwich Funding Corporation ("CP Lender"), the principal sum of Eight Million Six Hundred Thousand United States Dollars (U.S. $8,600,000) or, if less, the aggregate unpaid amount of all Tranche A CP Loans made by CP Lender to Lessor to Fund Equipment Advances pursuant to the Loan Agreement among CP Lender, Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to make payments of principal on each Quarterly Payment Date in the amount equal to the product of (A) the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements and (B) the Tranche A Percentage and (C) a fraction, the numerator of which is the outstanding principal amount of this Tranche A CP Equipment Note and the denominator of which is the aggregate outstanding principal amount of all Notes.

         Borrower further promises to make payments of interest on the unpaid principal amount hereof from the date hereof until this Tranche A CP Equipment
Note is paid in full, at the rates and the times provided for below and in the Loan Agreement:

         (i) Each outstanding CP Loan shall bear interest for each day during each Interest Period at a rate per annum equal to the CP Rate.

         (ii) If all or a portion of the principal amount of any CP Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the sum of (x) the rate necessary for CP Lender to pay when due the

Interest Component on the outstanding Commercial Paper plus (y) the Overdue
Rate.

         (iii) Interest accruing on each CP Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise), in an amount necessary to repay the Interest Component of all Commercial Paper maturing on such date. Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a CP Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         As provided in the Loan Agreement, this Tranche A CP Equipment Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of CP Lender as provided for in the Loan Agreement), or as Agent, on behalf of CP Lender, shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche A CP Equipment Note. No course of action or delay or omission of Agent or CP Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees, incurred or paid by Agent or CP Lender in connection with the enforcement of this Tranche A CP Equipment Note.

         The obligations of Borrower under this Tranche A CP Equipment Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's breach of its obligations under Section 10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche A CP Equipment Note or any other Operative Document.

         THIS TRANCHE A CP EQUIPMENT NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE A CP EQUIPMENT NOTE.


                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------



                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------

                          TRANCHE A CP EQUIPMENT NOTE

 Date of Funding or        Amount of CP Loan or     Outstanding Principal    CP Rate      CP Rate Period    Comments
 Payment                   Payment                  of CP Loan (after such
                                                    Funding or Payment)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT A-CS
                                                               TO LOAN AGREEMENT


                             TRANCHE A CP SITE NOTE

U.S. $____________                                               April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of Greenwich Funding Corporation ("CP Lender"), the principal sum of ____________________________ United States Dollars (U.S. $________________)(1) or, if less, the aggregate unpaid amount of all Tranche A CP Loans made by CP Lender to Lessor to Fund Site Advances pursuant to the Loan Agreement among CP Lender, Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until this Tranche A CP Site Note is paid in full, at the rates and the times provided for below and in the Loan Agreement:

         (i) Each outstanding CP Loan shall bear interest for each day during each Interest Period at a rate per annum equal to the CP Rate.

         (ii) If all or a portion of the principal amount of any CP Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the sum of (x) the rate necessary for CP Lender to pay when due the Interest Component on the outstanding Commercial Paper plus (y) the Overdue Rate.

         (iii) Interest accruing on each CP Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date,



------------------
(1) This amount should be eighty-two percent (82%) of the aggregate Commitment of all Participants.


                                   A-CS-5

Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise), in an amount necessary to repay the Interest Component of all Commercial Paper maturing on such date. Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a CP Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         No principal amortization shall be required prior to the Maturity Date, except as otherwise provided pursuant to Section 2.6(c) of the Loan Agreement.

         As provided in the Loan Agreement, this Tranche A CP Site Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of CP Lender as provided for in the Loan Agreement), or as Agent, on behalf of CP Lender, shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche A CP Site Note. No course of action or delay or omission of Agent or CP Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees, incurred or paid by Agent or CP Lender in connection with the enforcement of this Tranche A CP Site Note.

         The obligations of Borrower under this Tranche A CP Site Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's





                                   A-CS-6
breach of its obligations under Section 10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche A CP Site Note or any other Operative Document.

         THIS TRANCHE A CP SITE NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE A CP SITE NOTE.


                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------



                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------





                                   A-CS-7

                             TRANCHE A CP SITE NOTE

 Date of Funding or        Amount of CP Loan or     Outstanding Principal    CP Rate      CP Rate Period    Comments
 Payment                   Payment                  of CP Loan (after such
                                                    Funding or Payment)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                   A-CS-8

                                                                    EXHIBIT A-EE
                                                               TO LOAN AGREEMENT


                      TRANCHE A EURODOLLAR EQUIPMENT NOTE

U.S. $8,600,000                                                  April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of the Eurodollar Lenders, the principal sum of Eight Million Six Hundred Thousand United States Dollars (U.S. $8,600,000) or, if less, the aggregate unpaid amount of all Tranche A Eurodollar Loans made by the Eurodollar Lenders to Lessor to Fund Equipment Advances pursuant to the Loan Agreement among Greenwich Funding Corporation ("CP Lender"), Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to make payments of principal on each Quarterly Payment Date in the amount equal to the product of (A) the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements and (B) the Tranche A Percentage and (C) a fraction, the numerator of which is the outstanding principal amount of this Tranche A Eurodollar Equipment Note and the denominator of which is the aggregate outstanding principal amount of all Notes.

         Borrower promises to make payments of interest on the unpaid principal amount hereof from the date hereof until this Tranche A Eurodollar Equipment
Note is paid in full, at the rates and the times provided for below and in the Loan Agreement:

         (i) Each outstanding Eurodollar Loan shall bear interest for each day during each Interest Period at a rate per annum equal to either the Eurodollar Lender Rate or the Base Rate, as applicable, determined for such Interest Period.

         (ii) If all or a portion of the principal amount of any Eurodollar Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue





                                     A-EE-1
amount shall bear interest at a rate per annum which is equal to the Overdue
Rate.

         (iii) Interest accruing on each Eurodollar Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise). Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a Eurodollar Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         As provided in the Loan Agreement, this Tranche A Eurodollar Equipment
Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of each Eurodollar Lender as provided for in the Loan Agreement), or as Agent, on behalf of the Eurodollar Lenders, shall otherwise direct in writing in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche A Eurodollar Equipment Note. No course of action or delay or omission of Agent or any Eurodollar Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees, incurred or paid by Agent or any Eurodollar Lender in connection with the enforcement of this Tranche A Eurodollar Equipment Note.

         The obligations of Borrower under this Tranche A Eurodollar Equipment Note and the other Operative Documents (other than any





                                     A-EE-2
obligations that may arise solely as a result of Borrower's breach of its obligations under Section 10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche A Eurodollar Equipment Note or any other Operative Document.

         THIS TRANCHE A EURODOLLAR EQUIPMENT NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE A EURODOLLAR EQUIPMENT NOTE.


                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------



                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------





                                     A-EE-3

                      TRANCHE A EURODOLLAR EQUIPMENT NOTE

 Date of Funding or        Amount of Eurodollar     Outstanding Principal    Eurodollar   Interest Period    Comments
 Payment                   Loan or Payment          of Eurodollar Loan       Rate or
                                                    (after such Funding      Base Rate
                                                    or Payment)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------





                                     A-EE-4

                                                                    EXHIBIT A-ES
                                                               TO LOAN AGREEMENT


                         TRANCHE A EURODOLLAR SITE NOTE

U.S. $____________                                               April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of the Eurodollar Lenders, the principal sum of ____________________________ United States Dollars (U.S. $________________)(2) or, if less, the aggregate unpaid amount of all Tranche A Eurodollar Loans made by the Eurodollar Lenders to Lessor to Fund Site Advances pursuant to the Loan Agreement among Greenwich Funding Corporation ("CP Lender"), Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to make payments of interest on the unpaid principal amount hereof from the date hereof until this Tranche A Eurodollar Site Note is paid in full, at the rates and the times provided for below and in the Loan
Agreement:

         (i) Each outstanding Eurodollar Loan shall bear interest for each day during each Interest Period at a rate per annum equal to either the Eurodollar Lender Rate or the Base Rate, as applicable, determined for such Interest Period.

         (ii) If all or a portion of the principal amount of any Eurodollar Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

         (iii) Interest accruing on each Eurodollar Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment,





______________________

(2) This amount should be eighty-two percent (82%) of the aggregate Commitment of all Participants.



                                     A-ES-5
conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise). Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a Eurodollar Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         No principal amortization shall be required prior to the Maturity Date, except as otherwise provided pursuant to Section 2.6(c) of the Loan Agreement.

         As provided in the Loan Agreement, this Tranche A Eurodollar Site Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of each Eurodollar Lender as provided for in the Loan Agreement), or as Agent, on behalf of the Eurodollar Lenders, shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche A Eurodollar Site Note. No course of action or delay or omission of Agent or any Eurodollar Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees, incurred or paid by Agent or any Eurodollar Lender in connection with the enforcement of this Tranche A Eurodollar Site Note.

         The obligations of Borrower under this Tranche A Eurodollar Site Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's breach of its obligations under Section 10.2 of the Participation





                                     A-ES-6

Agreement or any misrepresentation or breach of warranty made by Borrower under
Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche A Eurodollar Site Note or any other Operative Document.

         THIS TRANCHE A EURODOLLAR SITE NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE A EURODOLLAR SITE NOTE.




                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 -----------------------



                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 -----------------------





                                     A-ES-7

                         TRANCHE A EURODOLLAR SITE NOTE

 Date of Funding or        Amount of Eurodollar     Outstanding Principal    Eurodollar   Interest Period    Comments
 Payment                   Loan or Payment          of Eurodollar Loan       Lender
                                                    (after such Funding      Rate or
                                                    or Payment)              Base Rate

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------





                                     A-ES-8

                                                                    EXHIBIT B-CE
                                                               TO LOAN AGREEMENT


                          TRANCHE B CP EQUIPMENT NOTE

U.S. $1,100,000                                               April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of Greenwich Funding Corporation ("CP Lender"), the principal sum of One Million One Hundred Thousand United States Dollars (U.S. $1,100,000) or, if less, the aggregate unpaid amount of all Tranche B CP Loans made by CP Lender to Lessor to Fund Equipment Advances pursuant to the Loan Agreement among CP Lender, Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to make payments of principal on each Quarterly Payment Date in the amount equal to the product of (A) the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements and (B) the Tranche B Percentage and (C) a fraction, the numerator of which is the outstanding principal amount of this Tranche B CP Equipment Note and the denominator of which is the aggregate outstanding principal amount of all Notes.

         Borrower further promises to make payments of interest on the unpaid principal amount hereof from the date hereof until this Tranche B CP Equipment
Note is paid in full, at the rates and the times provided for below and in the Loan Agreement:

         (i) Each outstanding CP Loan shall bear interest for each day during each Interest Period at a rate per annum equal to the CP Rate.

         (ii) If all or a portion of the principal amount of any CP Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the sum of (x) the rate necessary for CP Lender to pay when due the





                                     B-CE-1

Interest Component on the outstanding Commercial Paper plus (y) the Overdue
Rate.

         (iii) Interest accruing on each CP Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise), in an amount necessary to repay the Interest Component of all Commercial Paper maturing on such date. Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a CP Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         No principal amortization shall be required prior to the Maturity Date, except as otherwise provided pursuant to Section 2.6(c) of the Loan Agreement.

         As provided in the Loan Agreement, this Tranche B CP Equipment Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of CP Lender as provided for in the Loan Agreement), or as CP Lender shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche B CP Equipment Note. No course of action or delay or omission of Agent or CP Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees,





                                     B-CE-2
incurred or paid by Agent or CP Lender in connection with the enforcement of this Tranche B CP Equipment Note.

         The obligations of Borrower under this Tranche B CP Equipment Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's breach of its obligations under Section 10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche B CP Equipment Note or any other Operative Document.

         THIS TRANCHE B CP EQUIPMENT NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE B CP EQUIPMENT NOTE.


                                        CREDIT SUISSE LEASING 92A, L.P.,
                                        AS BORROWER

                                        By:  CREDIT SUISSE FIRST BOSTON,
                                             acting through its New York Branch,
                                             as General Partner



                                           By:
                                              ----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------



                                           By:
                                              ----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------





                                     B-CE-3

                          TRANCHE B CP EQUIPMENT NOTE

 Date of Funding or        Amount of CP Loan or     Outstanding Principal    CP Rate      CP Rate Period    Comments
 Payment                   Payment                  of CP Loan (after such
                                                    Funding or Payment)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------





                                     B-CE-4

                                                                    EXHIBIT B-CS
                                                               TO LOAN AGREEMENT


                             TRANCHE B CP SITE NOTE

U.S. $____________                                               April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of Greenwich Funding Corporation ("CP Lender"), the principal sum of ____________________________ United States Dollars (U.S. $________________)(3) or, if less, the aggregate unpaid amount of all Tranche B CP Loans made by CP Lender to Lessor to Fund Site Advances pursuant to the Loan Agreement among CP Lender, Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until this Tranche B CP Site Note is paid in full, at the rates and the times provided for below and in the Loan Agreement:

         (i) Each outstanding CP Loan shall bear interest for each day during each Interest Period at a rate per annum equal to the CP Rate.

         (ii) If all or a portion of the principal amount of any CP Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the sum of (x) the rate necessary for CP Lender to pay when due the Interest Component on the outstanding Commercial Paper plus (y) the Overdue Rate.

         (iii) Interest accruing on each CP Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date,





__________________________________

(3) This amount should be fifteen percent (15%) of the aggregate Commitment of all Participants.



                                     B-CS-1

Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise), in an amount necessary to repay the Interest Component of all Commercial Paper maturing on such date. Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a CP Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         No principal amortization shall be required prior to the Maturity Date, except as otherwise provided pursuant to Section 2.6(c) of the Loan Agreement.

         As provided in the Loan Agreement, this Tranche B CP Site Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of CP Lender as provided for in the Loan Agreement), or as CP Lender shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche B CP Site Note. No course of action or delay or omission of Agent or CP Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees, incurred or paid by Agent or CP Lender in connection with the enforcement of this Tranche B CP Site Note.

         The obligations of Borrower under this Tranche B CP Site Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's





                                     B-CS-2
breach of its obligations under Section 10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche B CP Site Note or any other Operative Document.

         THIS TRANCHE B CP SITE NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE B CP SITE NOTE.


                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------



                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------





                                     B-CS-3

                             TRANCHE B CP SITE NOTE

 Date of Funding or        Amount of CP Loan or     Outstanding Principal    CP Rate      CP Rate Period    Comments
 Payment                   Payment                  of CP Loan (after such
                                                    Funding or Payment)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------





                                     B-CS-4

                                                                    EXHIBIT B-EE
                                                               TO LOAN AGREEMENT


                      TRANCHE B EURODOLLAR EQUIPMENT NOTE

U.S. $1,100,000                                                  April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of the Eurodollar Lenders, the principal sum of One Million One Hundred Thousand United States Dollars (U.S. $1,100,000) or, if less, the aggregate unpaid amount of all Tranche B Eurodollar Loans made by the Eurodollar Lenders to Lessor to Fund Equipment Advances pursuant to the Loan Agreement among Greenwich Funding Corporation ("CP Lender"), Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to make payments of principal on each Quarterly Payment Date in the amount equal to the product of (A) the aggregate Equipment Fixed Rent payable by Lessee on such date under the Equipment Lease Supplements and (B) the Tranche B Percentage and (C) a fraction, the numerator of which is the outstanding principal amount of this Tranche B Eurodollar Equipment Note and the denominator of which is the aggregate outstanding principal amount of all Notes.

         Borrower promises to make payments of interest on the unpaid principal amount hereof from the date hereof until this Tranche B Eurodollar Equipment
Note is paid in full, at the rates and the times provided for below and in the Loan Agreement:

         (i) Each outstanding Eurodollar Loan shall bear interest for each day during each Interest Period at a rate per annum equal to either the Eurodollar Lender Rate or the Base Rate, as applicable, determined for such Interest Period.

         (ii) If all or a portion of the principal amount of any Eurodollar Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue





                                     B-EE-1
amount shall bear interest at a rate per annum which is equal to the Overdue
Rate.

         (iii) Interest accruing on each Eurodollar Loan shall be payable in arrears on each applicable Payment Date, Refinancing Date, Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise). Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a Eurodollar Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         No principal amortization shall be required prior to the Maturity Date, except as otherwise provided pursuant to Section 2.6(c) of the Loan Agreement.

         As provided in the Loan Agreement, this Tranche B Eurodollar Equipment
Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of each Eurodollar Lender as provided for in the Loan Agreement), or as Agent, on behalf of the Eurodollar Lenders, shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche B Eurodollar Equipment Note. No course of action or delay or omission of Agent or any Eurodollar Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees,





                                     B-EE-2
incurred or paid by Agent or any Eurodollar Lender in connection with the enforcement of this Tranche B Eurodollar Equipment Note.

         The obligations of Borrower under this Tranche B Eurodollar Equipment Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's breach of its obligations under Section
10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche B Eurodollar Equipment Note or any other Operative Document.

         THIS TRANCHE B EURODOLLAR EQUIPMENT NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE B EURODOLLAR EQUIPMENT NOTE.




                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------



                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------





                                     B-EE-3

                      TRANCHE B EURODOLLAR EQUIPMENT NOTE

 Date of Funding or        Amount of Eurodollar     Outstanding Principal    Eurodollar   Interest Period    Comments
 Payment                   Loan or Payment          of Eurodollar Loan       Rate or
                                                    (after such Funding      Base Rate
                                                    or Payment)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------





                                     B-EE-4

                                                                    EXHIBIT B-ES
                                                               TO LOAN AGREEMENT


                         TRANCHE B EURODOLLAR SITE NOTE

U.S. $____________                                              April 30, 1997


         FOR VALUE RECEIVED, the undersigned, Credit Suisse Leasing 92A, L.P. ("Borrower"), promises to pay, solely from amounts paid under the Lease and the Collateral, to the order of Credit Suisse First Boston, acting through its New York branch, as Agent ("Agent"), on behalf of the Eurodollar Lenders, the principal sum of ____________________________ United States Dollars (U.S. $________________)(4) or, if less, the aggregate unpaid amount of all Tranche B Eurodollar Loans made by the Eurodollar Lenders to Lessor to Fund Site Advances pursuant to the Loan Agreement among Greenwich Funding Corporation ("CP Lender"), Borrower, the financial institutions parties thereto (the "Eurodollar Lenders") and Agent, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each such loan shall mature on the Maturity Date and be payable in accordance with the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrower promises to make payments of interest on the unpaid principal amount hereof from the date hereof until this Tranche B Eurodollar Site Note is paid in full, at the rates and the times provided for below and in the Loan
Agreement:

         (i) Each outstanding Eurodollar Loan shall bear interest for each day during each Interest Period at a rate per annum equal to either the Eurodollar Lender Rate or the Base Rate, as applicable, determined for such Interest Period.

         (ii) If all or a portion of the principal amount of any Eurodollar Loan, any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

         (iii) Interest accruing on each Eurodollar Loan shall be payable in arrears on each applicable Payment Date, Refinancing





_________________

(4) This amount should be fifteen percent (15%) of the aggregate Commitment of all Participants.


                                     B-ES-1

Date, Continuation Date or any other date of prepayment, conversion or continuation (on the amount prepaid, converted or continued), and at maturity (whether by acceleration, demand or otherwise). Notwithstanding the foregoing, interest accruing pursuant to clause (ii) above shall be payable from time to time on demand and each prepayment of a Eurodollar Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any breakage costs as contemplated by the Loan Agreement and the other Operative Documents.

         No principal amortization shall be required prior to the Maturity Date, except as otherwise provided pursuant to Section 2.6(c) of the Loan Agreement.

         As provided in the Loan Agreement, this Tranche B Eurodollar Site Note is required to be prepaid and may be accelerated under certain circumstances.

         All payments hereunder shall be made at the payment office of Agent (and for the account of each Eurodollar Lender as provided for in the Loan Agreement), or as Agent, on behalf of the Eurodollar Lenders, shall otherwise direct in writing, in lawful money of the United States of America and in immediately available funds, without setoff, counterclaim, withholding or deduction of any kind whatsoever.

         The loans made pursuant to the Loan Agreement, the maturity thereof and the interest rate applicable thereto, and all payments on account of principal thereof, shall be recorded by Agent in its records. The entries in the records of Agent shall be prima facie evidence of amounts outstanding hereunder.

         Borrower hereby waives presentment, demand, notice, protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Tranche B Eurodollar Site Note. No course of action or delay or omission of Agent or any Eurodollar Lender in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or a waiver of any such right or remedy on any further occasion.

         Borrower agrees to pay on demand all out-of-pocket costs and expenses, including reasonable attorneys' costs and fees, incurred or paid by Agent or any Eurodollar Lender in connection with the enforcement of this Tranche B Eurodollar Site Note.

         The obligations of Borrower under this Tranche B Eurodollar Site Note and the other Operative Documents (other than any obligations that may arise solely as a result of Borrower's





                                     B-ES-2
breach of its obligations under Section 10.2 of the Participation Agreement or any misrepresentation or breach of warranty made by Borrower under Section 8.3 of the Participation Agreement) shall be satisfied solely from amounts received by Agent under the Lease and from proceeds of the Collateral. No recourse to or against Borrower or any employee, officer, director, incorporator, stockholder, partner or agent of Borrower shall be had for the payment for any amount owing by Borrower under this Tranche B Eurodollar Site Note or any other Operative Document.

         THIS TRANCHE B EURODOLLAR SITE NOTE HAS BEEN DELIVERED IN NEW YORK AND THE OBLIGATIONS OF BORROWER UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT IN CONNECTION WITH THIS TRANCHE B EURODOLLAR SITE NOTE.




                                           CREDIT SUISSE LEASING 92A, L.P.,
                                           AS BORROWER

                                           By:  CREDIT SUISSE FIRST BOSTON,
                                                acting through its New York
                                                Branch, as General Partner



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------





                                     B-ES-3

                         TRANCHE B EURODOLLAR SITE NOTE

 Date of Funding or        Amount of Eurodollar     Outstanding Principal    Eurodollar   Interest Period    Comments
 Payment                   Loan or Payment          of Eurodollar Loan       Lender
                                                    (after such Funding      Rate or
                                                    or Payment)              Base Rate

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


                                     B-ES-4